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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2005

TC PIPELINES, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-26091	52-2135448
(Commission File Number)	(I.R.S. Employer Identification No.)

110 Turnpike Road, Suite 203, Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

(508) 871-7046 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On March 17, 2005, TC PipeLines, LP (the "Partnership") issued a press release announcing the pricing of the previously announced offering of 3,500,000 common units owned by its general partner and an affiliate, both indirect subsidiaries of TransCanada Corporation. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

        The information in this report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01    Other Events.

        On March 17, 2005, the Partnership entered into an Underwriting Agreement with Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters, that provides for the sale by the selling unitholders, and the purchase by the underwriters, of 3,500,000 common units representing limited partnership interests in the Partnership. The underwriters have the option to purchase up to 525,000 additional common units on the same terms and conditions to the extent more than 3,500,000 common units are sold in the offering. The common units are registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-121537). We expect the transaction to close on Wednesday, March 23, 2005. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 17, 2005, among Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters, TC PipeLines, LP, TC PipeLines GP, Inc., TransCan Northern Ltd., TransCanada PipeLines Limited, TC PipeLines Intermediate Limited Partnership and TC Tuscarora Intermediate Limited Partnership.
8.1	Opinion of Andrews Kurth LLP with respect to tax matters
23.1	Consent of Andrews Kurth LLP (included in its opinion filed as Exhibit 8.1)
99.1	Press Release, dated March 17, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PIPELINES, LP
	By:	TC PipeLines GP, Inc. its general partner
Date: March 18, 2005	By:	/s/ MARYSE C. ST.-LAURENT Name: Maryse C. St.-Laurent Title: Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 17, 2005, among Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters, TC PipeLines, LP, TC PipeLines GP, Inc., TransCan Northern Ltd., TransCanada PipeLines Limited, TC PipeLines Intermediate Limited Partnership and TC Tuscarora Intermediate Limited Partnership.
8.1	Opinion of Andrews Kurth LLP with respect to tax matters
23.1	Consent of Andrews Kurth LLP (included in its opinion filed as Exhibit 8.1)
99.1	Press Release, dated March 17, 2005

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SIGNATURES
EXHIBIT INDEX